                                POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that the person whose signature appears below hereby makes, constitutes and appoints each of Katherine O'Neil, Leon
Volchyok, Thomas M. Morrison, and Christopher James with full power to act without the other, as his agent and attorney-in-fact with full powers of substitution and revocation, for the purpose of executing in his or her name, in his or her capacity as an officer and/or director of Blackstone Private
Equity Strategies Fund L.P., such forms that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned's ownership of or transactions in securities of Blackstone Private
Equity Strategies Fund L.P. (i) pursuant to Section 16(a) of the Securities
Exchange Act of 1934, as amended, including without limitation, statements on
Form 3, Form 4 and Form 5 (including any amendments thereto), and (ii) in connection with any applications for EDGAR access codes or any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the Securities and Exchange Commission, including without limitation the Form ID. The undersigned acknowledges that
Katherine O'Neil, Leon Volchyok, Thomas M. Morrison, and Christopher James are
not assuming any of the undersigned's responsibilities to comply with Section
16 of the Securities Exchange Act of 1934, as amended.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to his or her ownership of or transactions in securities of Blackstone Private Equity
Strategies Fund L.P., unless earlier revoked by the undersigned in writing.

IN WITNESS WHEREOF, I have executed this instrument as of the 22nd day of July,
2022.

/s/ David S. Blitzer
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David S. Blitzer                   Chairman, Chairman of the Board of Directors

/s/ Thomas M. Morrison
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Thomas M. Morrison                 President

/s/ Christopher Striano
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Christopher Striano                Chief Financial Officer

/s/ Joan Solotar
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Joan Solotar                       Director

/s/ Christopher James
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Christopher James                  Director

/s/ Raymond J. Beier
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Raymond J. Beier                    Independent Director